UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 17, 2023, CVB Financial Corp. (the “Company”) held its 2023 Annual Meeting of Shareholders.

(b)

Each of the matters submitted to the Company’s shareholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the Company’s shareholders are as follows:

Proposal 1 – Election of Directors.

The following eight (8) individuals were elected to serve as directors of the Company for a one-year term expiring at the Company’s 2024 Annual Meeting of Shareholders or until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
George A. Borba, Jr.	99,644,895	1,336,875	20,593,070
David A. Brager	99,578,958	1,402,812	20,593,070
Stephen A. Del Guercio	99,330,829	1,650,941	20,593,070
Anna Kan	99,571,820	1,409,950	20,593,070
Jane Olvera Majors	99,494,916	1,486,854	20,593,070
Raymond V. O’Brien III	99,289,274	1,692,496	20,593,070
Hal W. Oswalt	98,610,720	2,371,050	20,593,070
Kimberly Sheehy	99,879,158	1,102,612	20,593,070

Proposal 2 – A Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers for 2022 (“Say-On-Pay”).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
95,060,672	5,546,660	374,438	20,593,070

Proposal 3 – A Non-binding Advisory Vote on the Frequency of the Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

Votes For Every One Year	Votes For Every Two Years	Vote For Every Three Years	Votes Abstained	Broker Non-Votes
89,829,415	186,257	10,244,073	722,025	20,593,070

Proposal 4 – Ratification of the Audit Committee’s Appointment of the Company’s Independent Accountants for 2023.

The appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2023 was ratified. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
121,048,737	397,286	128,817	0

(d)    In light of the preference indicated by its shareholders at the annual meeting to hold advisory votes for the approval of the compensation of the named executive officers (“Say-on-Pay Frequency Proposal”) annually, the Company’s Board of Directors has determined to hold future shareholder votes on the compensation of executives in its proxy materials every year until such time as the Board of Directors may decide otherwise. The next advisory Say-on-Pay Frequency vote is required to occur no later than the Company’s 2029 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: May 18, 2023	By:	/s/ Richard H. Wohl
Richard H. Wohl
Executive Vice President and General Counsel